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                                                                    Exhibit 10.2


[BNP PARIBAS LOGO]                                November 30, 2001

Infogrames, Inc.
417 Fifth Avenue
New York, NY 10016


Gentlemen:

     Reference is made to our letter agreement dated June 14, 2001, as amended on September 14, 2001, pursuant to which we are making available to you a committed revolving credit facility for up to $35,000,000 (the "Letter Agreement"). In this connection, we hereby further amend the Letter Agreement as follows:

     1. Paragraph 1 is hereby deleted and replaced by the following paragraph 1:

        "1. Amount, Availability and Maturity. We will make available to you until May 31, 2002 (the "Maturity Date"), a credit facility for up to the following aggregate principal amounts outstanding at any one time within the following periods:
                                                                Maximum
             From                      To                       Amount Available

             November 30, 2001         January 31, 2002         $35,000,000
             February 1, 2002          February 28, 2002        $30,000,000
             March 1, 2002             March 31, 2002           $25,000,000
             April 1, 2002             April 30, 2002           $20,000,000
             May 1, 2002               May 31, 2002             $15,000,000

             Each of the above maximum amounts available is hereinafter referred to as the "Applicable Total Commitment"."

     2. In paragraph 2, subparagraph (d) is hereby deleted and replaced by the following subparagraph (d):

        "(d) On the last day of each Applicable Total Commitment, you will repay to us the amount, if any, by which the aggregate principal of your outstanding borrowings hereunder exceeds the next Applicable Total Commitment. Accordingly, you may not borrow for such periods which mature beyond the last day of the then current Applicable Total Commitment, if such borrowings should cause the aggregate principal amount of your outstanding borrowings hereunder to be in excess of any next Applicable Total Commitment. The final maturity date for any borrowing hereunder will be the Maturity Date. All outstanding borrowings hereunder will be repaid in full not later than the Maturity Date."


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[STAR LOGO] Infogrames, Inc.             - 2 -                 November 30, 2001


     You agree to pay us a facility fee of $15,000. Such fee shall be payable on November 30, 2001.

     The Letter Agreement, as hereby amended, remains in full force and effect.

     To evidence your agreement with the foregoing, please sign and return to us the original of this letter, retaining the duplicate for your records.



ACCEPTED AND AGREED:                    Very truly yours,

INFOGRAMES, INC.                        BNP PARIBAS


By  /s/ [Illegible Signature]              By  /s/ [Jerome Illegible]
   -----------------------------           --------------------------------
                                              Jerome [Illegible]
                                              Vice President


By  /s/ [Illegible Signature]              By  /s/ Christopher Perras
   -----------------------------           --------------------------------
                                                Christopher Perras
                                                Vice President